Filed Pursuant to Rule 497(e)
1933 Act File No. 333-114371
1940 Act File No. 811-21556

Perritt Funds, Inc.
Perritt MicroCap Opportunities Fund (PRCGX)
Perritt Low Priced Stock Fund (PLOWX)

January 4, 2019

Supplement dated January 4, 2019 to the
Statutory Prospectus dated February 28, 2018, as Supplemented

Fund Reorganization

We are pleased to announce that on January 4, 2019, the Board of Directors (the "Board") of Perritt Funds, Inc. (the "Company") approved: (1) a plan of reorganization pursuant to which the Perritt Low Priced Stock Fund (the "Low Priced Stock Fund") will be reorganized into the Perritt MicroCap Opportunities Fund (the "MicroCap Opportunities Fund") (each, a "Fund," and together, the "Funds"); and (2) the subsequent liquidation and dissolution of the Low Priced Stock Fund, effective on or about February 22, 2019.  The reorganization, which is expected to be tax free to the shareholders of the Low Priced Stock Fund and is subject to customary closing conditions, will be effected by transferring of all of the assets and liabilities of the Low Priced Stock Fund to the MicroCap Opportunities Fund in exchange for shares of the MicroCap Opportunities Fund, with the shares being distributed pro rata by the Low Priced Stock Fund to its shareholders.  The Low Priced Stock Fund will then be liquidated and dissolved.  The reorganization is expected to occur on or about February 22, 2019.  In accordance with applicable regulatory requirements, shareholder approval is not required for the reorganization, and shareholders are not being asked to approve the reorganization.

The Low Priced Stock Fund's portfolio manager will continue to manage the Low Priced Stock Fund in the ordinary course.

Existing shareholders may redeem or exchange shares of the Low Priced Stock Fund in the ordinary course until the last business day before the closing of the reorganization, February 21, 2019.  The Low Priced Stock Fund will be closed to new purchases, whether into current accounts or new accounts, as of the close of business on Thursday, February 14, 2019.

The Funds will file an information statement and prospectus as part of a Registration Statement on Form N-14 with the Securities and Exchange Commission in connection with the reorganization.  The information statement and prospectus will be sent to shareholders of the Low Priced Stock Fund.  Shareholders are urged to read the information statement and prospectus because it will contain important information about the reorganization, including the Board's reasons for approving the reorganization. The information statement and prospectus may be obtained free of charge from the SEC's website at www.sec.gov or by calling 1-800-332-3133 (toll free).
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Please retain this Supplement for future reference.